State Street Institutional Funds

State Street Variable Insurance Series Funds, Inc.

Supplement dated May 7, 2025 to the currently effective Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAI”) of each Applicable Fund (defined below), as each may be supplemented from time to time

Currently, Ethan Meyers of Westfield Capital Management Company, L.P., investment sub-adviser to each Applicable Fund (as defined herein), serves as a Portfolio Manager for the State Street Institutional Small-Cap Equity Fund, a series of State Street Institutional Funds, and the State Street Small-Cap Equity V.I.S. Fund, a series of State Street Variable Insurance Series Funds, Inc. (each series, an “Applicable Fund”).

Effective June 30, 2025 (the “Effective Date”), Mr. Meyers will no longer serve in such role for each Applicable Fund. Accordingly, as of the Effective Date, all references to Mr. Meyers in the relevant Prospectuses, Summary Prospectuses, and SAIs will be deleted in their entirety.

As of the date of this Supplement, the remaining Portfolio Managers of each Applicable Fund continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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